Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited: $ in thousands, except account balances)

	May 31, 2004	June 30, 2004	July 31, 2004	August 31, 2004	September 30, 2004	October 31, 2004	November 30, 2004	December 31, 2004	January 31, 2005	February 28, 2005	March 31, 2005	April 30, 2005	May 31, 2005
NETBANK, INC. CONSOLIDATED

Retail customers	256,245	257,274	257,448	256,509	253,077	251,928	249,196	249,377	247,163	246,116	244,318	244,120	243,293
Business customers	19,805	19,837	20,098	20,602	19,790	20,958	20,933	21,050	21,271	21,287	26,580	26,411	27,036
Total customers	276,050	277,111	277,546	277,111	272,867	272,886	270,129	270,427	268,434	267,403	270,898	270,531	270,329

Services per customer (consolidated)	1.75	1.75	1.74	1.74	1.74	1.74	1.74	1.75	1.77	1.79	1.81	1.81	1.82
Services per customer (bank only)	2.23	2.23	2.21	2.20	2.23	2.24	2.24	2.26	2.28	2.31	2.32	2.32	2.33

Total average assets (consolidated)	$5,086,771	$5,171,755	$5,332,771	$5,352,072	$4,952,168	$4,627,262	$4,779,833	$4,734,276	$4,654,021	$4,504,199	$4,667,279	$4,733,193	$4,823,988

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	51%	51%	51%	52%	54%	54%	53%	55%	55%	55%	55%	55%	55%
Direct deposit of payroll penetration (accounts > 90 days)	50%	50%	49%	48%	52%	53%	53%	53%	54%	55%	56%	57%	57%

Retail deposits	$2,182,126	$2,153,069	$2,306,632	$2,379,358	$2,367,279	$2,326,316	$2,299,561	$2,299,996	$2,207,693	$2,171,962	$2,232,362	$2,213,902	$2,249,718
Small business deposits	37,550	42,641	44,754	54,318	53,713	54,710	57,000	55,120	56,241	55,623	51,741	55,161	55,916
Other deposits	302,062	256,693	231,398	259,702	324,633	277,573	261,077	288,301	228,446	245,156	308,255	280,509	279,993
Total deposits	$2,521,738	$2,452,403	$2,582,784	$2,693,378	$2,745,625	$2,658,599	$2,617,638	$2,643,417	$2,492,380	$2,472,741	$2,592,358	$2,549,572	$2,585,627

Average retail checking account balance	$2,365	$2,284	$2,409	$2,331	$2,440	$2,490	$2,483	$2,681	$2,546	$2,649	$2,619	$2,717	$2,600
Average retail money market account balance	$15,667	$15,513	$15,331	$15,169	$15,075	$15,025	$14,810	$14,806	$14,595	$14,695	$14,645	$14,169	$14,037
Average retail CD balance	$17,628	$17,755	$17,658	$17,509	$17,310	$17,158	$17,002	$16,882	$16,655	$16,285	$15,995	$15,736	$15,603

Average small business checking account balance	$5,186	$5,844	$6,472	$7,032	$6,148	$6,747	$7,278	$6,871	$7,040	$6,708	$7,189	$6,655	$6,511
Average small business money market account balance	$36,007	$41,231	$42,316	$53,645	$54,454	$53,307	$54,394	$51,484	$51,440	$50,371	$42,060	$47,540	$47,368
Average small business CD balance	$53,479	$51,108	$48,549	$42,171	$38,643	$36,478	$37,170	$36,739	$31,828	$30,526	$30,932	$29,935	$29,923

Indirect Auto Lending –
Number of loans	1,965	1,788	2,039	1,296	1,064	1,175	1,296	1,291	1,280	1,005	1,714	1,812	1,823
Production	$44,167	$38,982	$45,246	$27,563	$22,533	$23,856	$27,074	$27,981	$27,198	$21,637	$38,543	$40,761	$41,391
Weighted Average Note Rate	5.51%	5.78%	5.80%	6.34%	6.28%	6.39%	6.19%	6.04%	6.34%	6.55%	6.30%	6.48%	6.63%

Business Equipment Financing —
Production	$13,627	$13,647	$15,120	$15,036	$16,707	$14,501	$13,123	$19,214	$12,923	$15,090	$17,884	$15,805	$14,642

Servicing Portfolio –
Held for sale MSRs	$274,165	$173,670	$189,642	$257,065	$275,756	$219,556	$173,414	$193,877	$144,403	$179,178	$201,652	$145,350	$127,977
Available for sale MSRs	12,847,063	12,852,809	12,747,454	12,701,630	13,071,921	12,979,099	12,883,131	12,699,935	12,647,191	12,534,408	14,819,452	14,644,655	14,468,800
UPB underlying MSRs	13,121,228	13,026,479	12,937,096	12,958,695	13,347,677	13,198,655	13,056,545	12,893,812	12,791,594	12,713,586	15,021,104	14,790,005	14,596,777
Work-in-process and whole loans	3,708,096	3,751,858	3,759,063	3,856,603	3,231,522	3,134,307	3,030,106	2,834,070	2,611,503	2,497,545	2,624,251	2,863,310	2,989,308
Sold but not transferred	477,326	640,132	751,906	475,163	636,924	712,502	741,808	977,563	1,208,194	885,077	1,052,638	1,189,575	932,756
Third party subservicing	424,615	131,077	126,160	124,612	1,268	1,268	1,280	1,257	1,343	1,406	788	662	545
Total loans serviced	$17,731,265	$17,549,546	$17,574,225	$17,415,073	$17,217,391	$17,046,732	$16,829,739	$16,706,702	$16,612,634	$16,097,614	$18,698,781	$18,843,552	$18,519,386

Weighted average note rate	5.97%	5.97%	6.00%	6.02%	5.98%	5.97%	5.96%	5.96%	5.95%	5.94%	5.94%	5.94%	5.95%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	4.22%	3.99%	4.30%	4.20%	4.83%	5.64%	5.44%	5.54%	5.20%	4.98%	4.29%	5.18%	5.10%
Bankruptcy & foreclosure	0.98%	1.03%	0.98%	1.00%	1.03%	1.15%	1.18%	1.26%	1.33%	1.45%	1.56%	1.56%	1.59%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$924,084	$831,695	$804,370	$908,524	$827,423	$786,468	$749,956	$812,990	$627,629	$645,390	$873,407	$714,072	$848,614
Non-conforming mortgage production	252,847	371,784	293,319	275,736	239,504	242,354	251,132	278,965	195,440	191,842	242,901	277,677	285,072
Total mortgage production	$ 1,176,931	$ 1,203,479	$ 1,097,689	$ 1,184,260	$ 1,066,927	$ 1,028,822	$ 1,001,088	$ 1,091,955	$ 823,069	$ 837,232	$ 1,116,308	$ 991,749	$ 1,133,686

Refinance loans as a % of production	41%	32%	26%	28%	30%	31%	36%	32%	36%	37%	34%	32%	32%

Conforming mortgage sales	$730,916	$1,016,752	$661,691	$792,412	$1,247,442	$628,823	$684,589	$1,042,389	$418,374	$691,228	$910,939	$495,551	$718,418
Non-conforming mortgage sales	232,494	277,742	370,163	287,556	280,073	226,116	262,474	262,565	269,882	198,554	233,085	227,717	253,494
Total mortgage sales	$ 963,410	$ 1,294,494	$ 1,031,854	$ 1,079,968	$ 1,527,515	$ 854,939	$ 947,063	$ 1,304,954	$ 688,256	$ 889,782	$ 1,144,024	$ 723,268	$ 971,912

Locked conforming mortgage pipeline	$948,601	$1,111,256	$1,219,207	$1,302,306	$1,088,434	$1,084,298	$906,463	$754,876	$822,452	$989,247	$917,450	$1,152,081	$1,229,181

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing —
ATMs (third-party owned)	5,202	6,469	6,287	6,326	7,809	7,619	7,816	7,779	7,435	7,720	7,695	7,744	7,726
ATMs (proprietary)	537	525	542	543	540	548	566	548	501	505	529	481	515
Total ATMS Serviced	5,739	6,994	6,829	6,869	8,349	8,167	8,382	8,327	7,936	8,225	8,224	8,225	8,241

Merchant Service Terminals	2,133	2,162	2,261	2,286	2,305	2,481	2,511	2,586	2,780	2,806	2,879	2,916	2,960

Insurance Sales Processing —
Number of policies sold	162	227	219	197	122	153	148	170	198	135	104	83	82
Number of policies in force	965	1,169	1,363	1,508	1,628	1,776	1,917	2,036	2,153	2,190	2,205	2,260	2,281

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for May 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/clarifications include:

•                  Average earning assets reached a new high for the year at $4.8 billion, an increase of $90.1 million or 2%.

•                  Total deposits rose by $36.1 million or 1%. The increase was comprised primarily of retail funds, not small business or escrow dollars. Those accounts were generally flat.

•                  Auto production edged upward by $630,000 or 2%. This increase came on top of a 15-basis-point improvement in the weighted average coupon.

•                  Business finance production fell by $1.2 million or 7%. The unit’s originations are prone to fluctuate from period to period.

•                  Conforming mortgage production grew by $134.5 million or 19%, while conforming sales jumped significantly as expected. Conforming sales were up by $222.9 million or 45%.

•                  Non-conforming mortgage production increased by $7.4 million or 3%, while non-conforming sales expanded by $25.8 million or 11%.

•                  The locked conforming mortgage pipeline grew by $77.1 million or 7% and stood at $1.2 billion, the highest level in nine months. (You will notice we dropped the figures for the application pipeline from the report this month. Those numbers are not a particularly meaningful indicator since they are extremely fluid.)

Earnings outlook:

Analyst estimates for the company’s second quarter earnings range from $.02 to $.06 today. Management continues to consider this range reasonable given current operating conditions. The primary risks to second quarter performance remain the potential for 1) more competitive pricing in the conforming and/or non-conforming mortgage channels; and 2) significant negative net servicing results.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com